EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of SilverSun Technologies, Inc. (the “Company”), on Form 10-Q for the quarter ended March 31, 2014, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Mark Meller, Principal Accounting Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2014	By:	/s/ Mark Meller
Mark Meller
Principal Accounting Officer SilverSun Technologies, Inc.